UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): July 11, 2019

Capital Access Point I, Inc.
(Exact name of registrant as specified in its charter)

Delaware	82-2678507
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

c/o Shefford Advisors, LLC. 477 Madison Avenue, Sixth Floor New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 367-7079

Send all correspondence to:

Shefford Advisors, LLC.

477 Madison Avenue, Sixth Floor
New York, New York 10022
Telephone: (212) 367-7079

Email: nshapiro@sheffordcapitalpartners.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.02 Termination of a Material Definitive Agreement.

On June 24, 2019 Capital Access Point, Inc. terminated the Definitive Agreement entered into on November 23, 2018, with WXC Consultant, Inc, a QC Canada corporation (“WXC”).

Mr. Nelson Shapiro, shall remain the Company’s President and retain his board position.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Capital Access Point I, Inc.

July 11, 2019	By:	/s/ Nelson Shapiro
Nelson Shapiro
President

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